                                                                   EXHIBIT 10.41

                                                                  EXECUTION COPY

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                               GUARANTEE AGREEMENT

                                   dated as of

                                January 9, 2004

                                      among

                      AMERICAN AXLE & MANUFACTURING, INC.,

                 AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

                            THE SUBSIDIARY GUARANTORS
                               IDENTIFIED HEREIN

                                      and

                              JPMORGAN CHASE BANK,

                            as Administrative Agent

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   Definitions
SECTION 1.01. Credit Agreement...............................................      1
SECTION 1.02. Other Defined Terms............................................      1

                                   ARTICLE II

                                 The Guarantees

SECTION 2.01. Guarantee......................................................      2
SECTION 2.02. Guarantee of Payment...........................................      2
SECTION 2.03. No Limitations.................................................      3
SECTION 2.04. Reinstatement...........................,......................      3
SECTION 2.05. Agreement To Pay; Subrogation..................................      4
SECTION 2.06. Information....................................................      4

                                   ARTICLE III

                    Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation......................................      4
SECTION 3.02. Contribution and Subrogation...................................      4
SECTION 3.03. Subordination .................................................      5

                                   ARTICLE IV

                                 Miscellaneous

SECTION 4.01. Notices .......................................................      5
SECTION 4.02. Waivers; Amendment......................,......................      5
SECTION 4.03. Administrative Agent's Fees and Expenses; Indemnification......      6
SECTION 4.04. Successors and Assigns.........................................      6
SECTION 4.05. Survival of Agreement..........................................      6
SECTION 4.06. Counterparts; Effectiveness; Several Agreement.................      7
SECTION 4.07. Severability...................................................      7
SECTION 4.08. Right of Set-Off...............................................      7
SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process.....      8
SECTION 4.10. WAIVER OF JURY TRIAL...........................................      8
SECTION 4.11. Judgment Currency..............................................      9
SECTION 4.12. Headings.......................................................      9
SECTION 4.13. Termination....................................................      9

SECTION 4.14. Additional Guarantors..........................................     10

Schedules

Schedule I      Initial Subsidiary Guarantors

Exhibits

Exhibit A        Form of Supplement

                                    GUARANTEE AGREEMENT dated as of January 9,
                           2004 among AMERICAN AXLE & MANUFACTURING, INC., AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., the SUBSIDIARY GUARANTORS identified herein and JPMORGAN CHASE BANK, as Administrative Agent.

                  Reference is made to the Credit Agreement dated as of January 9, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among American Axle & Manufacturing, Inc. (the "Borrower"), American Axle & Manufacturing Holdings, Inc. (the "Parent"), the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Parent and the Subsidiary Guarantors are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                  Definitions

                  SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement.

                  (b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement.

                  SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Borrower" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Guaranteed Parties" means (a) the Lenders, (b) the Issuing Banks, (c) the Administrative Agent, (d) the beneficiaries of each indemnification obligation undertaken by the Borrower under the Credit Agreement and (e) the successors and permitted assigns of each of the foregoing.

                  "Guarantors" means the Parent and the Subsidiary Guarantors.

                  "Obligations" means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and
(iii) all other monetary obligations of the Borrower to any of the Guaranteed Parties under the Credit Agreement, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual payment of all other obligations of each Loan Party under or pursuant to each of the Loan Documents.

                  "Parent" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Subsidiary Guarantors" means the Subsidiaries identified on
Schedule I and each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Effective Date pursuant to Section 4.14 of this Agreement or Section 5.09 of the Credit Agreement; provided, that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 4.13(b) or (c), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.

                                   ARTICLE II

                                 The Guarantees

                  SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

                  SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Guaranteed Parties to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower or any other Person.

                  SECTION 2.03. No Limitations. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 4.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by any Guaranteed Party for any of the Obligations; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Obligations). If any security is granted to secure the payment of the Obligations, each Guarantor expressly authorizes the Guaranteed Parties to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

                  (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the payment in full in cash of all the Obligations. The Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Parent, the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Parent, the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Parent, the Borrower or any other Loan Party, as the case may be, or any security.

                  SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

                  SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

                  SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                    Indemnity, Subrogation and Subordination

                  SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, the Borrower agrees that in the event a payment of an Obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

                  SECTION 3.02. Contribution and Subrogation. Each Guarantor (a "Contributing Party") agrees (subject to Section 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation and such other Guarantor (the "Claiming Party") shall not have been fully indemnified by the Borrower as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 4.14, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Party making any payment to a Claiming Party pursuant to this
Section 3.02 shall be
subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment. For purposes of this Agreement, "net worth" of any Guarantor as of any date shall mean (a) the amount of the total assets of such Guarantor as of such date minus (b) the amount of the total liabilities of such Guarantor as of such date, in each case that would be reflected on a balance sheet prepared on a consolidated basis as of such date in accordance with GAAP.

                  SECTION 3.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, each Guarantor hereby agrees not to exercise any rights under Sections 3.01 and 3.02 or any other rights of indemnity, contribution or subrogation under applicable law or otherwise in respect of payments hereunder unless and until all of the Obligations shall have been paid in full in cash. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                                   ARTICLE IV

                                  Miscellaneous

                  SECTION 4.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Parent as provided in Section 9.01 of the Credit Agreement.

                  SECTION 4.02. Waivers: Amendment, (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the Credit Agreement are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 4.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

                  SECTION 4.03. Administrative Agent's Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

                  (b) Without limitation of the Borrower's indemnification obligations under the Credit Agreement, each Guarantor jointly and severally agrees to indemnify the Administrative Agent arid the other Indemnitees (as defined in Section 9.03 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any of the foregoing agreement or instrument contemplated hereby, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any of its directors, trustees, officers or employees.

                  (c) The provisions of this Section 4.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or the Credit Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or the Credit Agreement, or any investigation made by or on behalf of any Guaranteed Party. All amounts due under this Section 4.03 shall be payable promptly after written demand therefor.

                  SECTION 4.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Agreement shall bind and inure to the benefit of its respective successors and assigns.

                  SECTION 4.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or any Issuing Bank or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

                  SECTION 4.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Loan Party and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

                  SECTION 4.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or uneforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 4.08. Right of Set-Off. Upon the occurrence and during the continuance of an Event of Default, and provided that the Loans shall have become or shall have been declared due and payable pursuant to the provisions of
Article VII of the Credit Agreement, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender to or for the credit or the account of any Subsidiary Guarantor against any of and all the obligations of such Subsidiary Guarantor now or hereafter existing under this Agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees to promptly notify the Parent and the Borrower after any such set-off and application; provided, that the failure of any Lender to so notify the Parent and the Borrower shall not affect the validity of any such set-off and application. The rights of each Lender under this Section 4.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

                  SECTION 4.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

                  (c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this
Section 4.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 4.01. Nothing in this Agreement or the Credit Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 4.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 4.10.

                  SECTION 4.11. Judgment Currency. (a) The obligations hereunder of each Guarantor to make payments in Dollars or in an Alternative Currency, as the case may be (the "Obligation Currency"), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender of the full amount of the Obligation Currency expressed to he payable to the Administrative Agent or such Lender under this Agreement or the Credit Agreement. If, for the purpose of obtaining or enforcing judgment against a Guarantor in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being thereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Currency Equivalent of such amount, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the Currency Equivalent under this Section 4.11, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  SECTION 4.12. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 4.13. Termination. (a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall terminate when all the outstanding Obligations have been paid in full in cash, the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure has been reduced to zero and the

Issuing Banks have no further obligations to issue Letters of Credit under the Credit Agreement.

                  (b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary of the Parent; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

                  (c) If and when a Subsidiary Guarantor ceases to be a Material Subsidiary, such Subsidiary Guarantor shall be released from its obligations hereunder; provided, that such release shall not be effective unless and until the Administrative Agent shall have received a certificate, executed on behalf of each of the Parent and the Borrower by one of its Financial Officers and reasonably satisfactory in form to the Administrative Agent, identifying each Subsidiary Guarantor to be released and certifying that (i) such Subsidiary Guarantor to be released is no longer a Material Subsidiary and (ii) no Default has occurred and is continuing both before and after giving effect to such release. It is understood that the Parent and the Borrower may, at their option, elect not to identify a Subsidiary Guarantor in such certificate that otherwise is entitled to be released pursuant to this paragraph, in which case such Subsidiary shall remain a Subsidiary Guarantor hereunder, subject to the right to effect the release of such Subsidiary Guarantor at a later date upon delivery of another certificate with respect to such Subsidiary Guarantor in accordance with this paragraph.

                  SECTION 4.14. Additional Guarantors. Pursuant to Section 5.09 of the Credit Agreement, additional Subsidiaries may be required to become Subsidiary Guarantors after the date hereof. Subsidiaries that are not Foreign Subsidiaries also may elect to become Subsidiary Guarantors hereunder. Upon execution and delivery by the Administrative Agent and a Subsidiary of an instrument in the form of Exhibit A hereto (or any other form approved by the Administrative Agent), any such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any Subsidiary as a party to this Agreement.

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

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee Agreement as of the day and year first above written.

                                           AMERICAN AXLE &
                                           MANUFACTURING, INC.,

                                             By /s/ Michael K. Simonte
                                                --------------------------------
                                                Name: Michael K. Simonte
                                                Title: Treasurer

                                           AMERICAN AXLE &
                                           MANUFACTURING HOLDINGS, INC.

                                             By Michael K. Simonte
                                                --------------------------------
                                                Name: Michael K. Simonte
                                                Title: Treasurer

                                           JPMORGAN CHASE BANK, as

                                           Administrative Agent

                                             By /s/ John C. Riordan
                                                --------------------------------
                                                Name: JOHN C. RIORDAN
                                                Title: VICE PRESIDENT